WAVETECH

WaveTech Global

Solutions for Mobile Networks

Architecture, Management and Actionable Analytics

WaveTech Global

WaveTech is a global technology IoT platform company specializing in next generation energy management, lifecycle extension, data-analytics, as well as, intellectual property development and implementation services.

WaveTech offers a proprietary set of products and services that create a next generation highly available network that is more cost-effective, more environmentally-friendly and flexible. Our platforms allow customers to take control of their critical network infrastructure, reduce costs, automate operations, and improve business reliability.

The architecture of the modern electric grid has not meaningfully evolved in 100 years, yet society has experienced dramatic changes in how it consumes electricity. Our networks are only as strong as their weakest link

The monolithic nature of the grid has not kept pace with the evolution of technology and the global proliferation of distributed mobile communications.

Today's consumers and enterprises are tied to this legacy architecture to keep their homes, communities, and businesses up and running.

Other industries have evolved to accommodate modern society's thirst for data and applications on the go, with more nimble distributed networks for mobile communications and media consumption. Our vision is to integrate these trends so that the network of the future can better serve, inform, and protect us.

Solution Architecture Diagram



Remote Site
Network Equipment
WAVETECH
Remote Site Controller
Power (Bus DC, Battery, Generator, Solar)
Mobile Workforce
IT Management
Analyst
NOC Operator
WAVETECH
WAVETECH
PORTAL UI
Status-Centric Geo-Map View
Analytical View
Outage Management View
Telemetry/Statistics View
WAVETECH Cloud Center
Mobile Workforce Management
Alerting and Notification
Trend and Anomalies Analysis
Outage Management
Network Analytics
Power Analytics
What If Analysis

Software Defined Power Control Network

The Software Defined (SD) Power Control Network is a software based intelligent architecture that transports power infrastructure into the modern age of networked-assets, communication, and intelligence.

The SD Power Control is an architectural transformation akin to the evolution of media consumption to OTT and mobile communication to the smartphone.

Based on carrier-class services provisioning technology, WaveTech's proprietary set of products and services create custom next generation software defined network protection, and provisioning layers, that are more proactive, nimble, and cost effective.

Our platform allows customers to transform their critical power infrastructure, into a flexible and manageable unified set of data and resources that can be efficiently analyzed and provisioned.

WaveTech Platform Features and Benefits


Reduced Churn
Network Reliability
Customer Satisfaction
Longer battery life
Dramatically improved energy efficiency
Power Control Router
Automated operation and maintenance
Higher customer service levels at a lower cost
Network Dependability
Service provider accountability
Dramatically improves equipment useful life and allows strategic deployment of new network assets
Transform Capex spikes to manageable Opex
Reduced Cap Ex
Cost Visibility

Remote Site Controller



Network Equipment Real Time Monitoring
Collects Real time data
Anomalies determination
Indoor Environment and Access Monitoring
Indoor Temperature
Motion Detection
Indoor Humidity
Network Equipment
Natural Disaster Awareness
Outside Fire or High Temp
Flooding
Extreme Winds
Internal Climate Control
Air Conditioner
Heater
Humidifier
Remote Site Controller
Power Management
Power Failure Mitigation
Energy consumption optimization (CCT)
Power Equipment Real Time Monitoring
Collects Real time data
Anomalies determination
Bus power
DC Convertor
Battery
Generator

WaveTech Power Control Router (PCR)

- Carrier Grade Architecture (High Availability, Scalability, Geo-Distribution, Cloud-Based)
- Modern UI and UX (Dashboard, Map, Status, Animation)
- Full-Scale Alerting and Escalation Management
- Cloud-Based PCR activation and life-cycle management
- Actionable Analytical Back-End (for predictive, reactive, and audit analysis of best practices)

Crystal Control Technology

WaveTech's patented Crystal Control Technology (CCT®) can dramatically reduce the need for power storage capital expenditure and operating costs associated with the environmental control, maintenance, and operation of critical power infrastructure.

CCT® effectively renews the active material within batteries by manipulating the crystal formation on the electrodes to double battery life and triple lifecycle capacity

CCT's dramatic improvements in cost and reliability were born from a portfolio of patented Intellectual Property specializing in the manipulation of crystallization formations within fluid media.

WaveTech's power management architecture can dramatically reduce operating, logistics, and capital costs over an extended period.

WaveTech has the technology and IP to offer compelling commercial products today, and a robust near-term R&D pipeline to fuel groundbreaking products and applications that address the Lithium-ion market and beyond.

Crystal Control Technology (CCT®) enables customers to meaningfully improve the lifecycle and stability of their existing backup energy platforms, which improves function at a lower cost.

Customers are viewed as partners and we have architected our entire business model around generating increased cost efficiency and dramatic savings. Customers need fewer batteries, less maintenance, and less pristine operating environments.


BEAT 50
Crystal Control Technology

Benefits of Crystal Control Technology

Doubles battery lifespan (Battery Cycle Life)
    Longer service life = less frequent replacement

Triples capacity over the lifespan of the battery

Optimizes battery charging process
    Charge time typically reduced by 14%
    Less current required (typically 20%)

Requires less maintenance, reducing O&M

Batteries treated with CCT are less sensitive to extreme temperature variation, with functionality benefits demonstrated in testing from -20°C to 50°C



CO_2 emissions caused by recycling, new battery production and logistics are reduced by at least 67%

Batteries are more tolerant to vibrations and protected against deep discharge and undercharge

Cloud Analysis and Control Center





Telemetry and real time stats data from Remote Site Controller



Real-time Data



Historical Data

Immediate Response functions

- Dashboard access
- Alerting
- Automated Response
- Dispatching

- Highest level of incident awareness
- Automated actions to solve issues instantly
- Notification to deliver Alerts instantly
- GPS-based tech assignment and tracking
- Detailed ETA and resolution status

What-If Analysis functions

- Short-term projections
- Long-term Planning

- Strategy determination for the time of crisis
- Minimizes incident exposure by precise planning
- Precise predictions for incident response
- Optimizes resources life-cycle and allocation

Long-term analysis functions

- Anomalies analysis
- Failure projections

- Based on long-term historical data
- Determines anomalies in power equipment
- Estimates remaining life of a battery

The WaveTech Approach
Cloud Center Monitoring and Control

- Hierarchical view of the network and its critical resources
- Functional filtering of sites with color coded alerts
- Custom on demand status and analytics across all sites
- Analyze Site requirements
  - Network Utilization
  - Outage protection
  - Upgrade readiness
- Facilitate technology deployment strategies
- Track MSP response time and accountability
- Visually Identify problems and opportunities across hundreds of data fields on tens of thousands of sites
- Filter, zoom, analyze and slice data for reports and further analysis in real-time on **ENTIRE** Network

Power Incident Mitigation with 100% Awareness

Operator

Bus power failure

- Projection for running on battery
- Projection for running on generator
- Exact time for Tech arrival

Individual and combination-based what-if scenarios

More time is needed

What If Analysis

- What if 2G Equip is turned off
- What if 3G Equip is turned off
- What if AC is turned off
- Turn off entire Base Station

Provides number of simulation scenarios

Operator Makes Decision based on simulated scenarios

See updated projected time

- Projection for running on battery
- Projection for running on fuel
- Exact time for Tech arrival

What-If Scenarios


Following elements are a part of what-if analysis
Power consumed by equipment
Generator Discharge
Microclimate (Temperature, Humidity)
Battery discharge
Exact Location of Tech (GPS measured)
Network Consumption (2G, 3G, 4G, Voice)
For repair
For refueling
Analysis is done for:
Individual Base-station
Multiple Base stations (Grid)

Example: AI-Based Prediction of Battery Failure

Vital stats of a battery are collected

Remaining battery life if predicted



WaveTech AI-Analytics finds macro and micro trends

Highest prediction accuracy

Anomalies determined and classified

Prediction is done for several operating conditions

Ability to Monitor Entire Network

In addition to monitoring and analyzing individual base station

There is a network centric approach for monitoring and analytics

WaveTech's Solution

- **Models** — Using Graph Theory — **Entire grid**
- **Finds** — Using ML and AI — **Grid affecting patterns**
- **Displays** — Using Aggregation — **Multi-base stations outages**

Entire grid



Grid affecting patterns



Multi-base stations outages



Network Scenarios

Monitored Network Scenarios

Electrical grid issues

Multiple base-stations affected in the area



Natural Disasters

Base-station outages caused by:

- Wildfires
- Hurricanes
- Tornado
- Ice
- Flooding

Vendor specific issues

Manufacturer's issues that affects entire equipment series



Any other Abnormalities

Unknown patterns are also denitrified

Using deterministic analysis

WAVETECH

High-Level Microservices Architecture



Power Control Router
PCR Controlling Agent
Metrics Collection Agent
Metrics Collection Controller
Outgoing Buffer
Telemetry Interface
Data Collection Units
OS - OpenWRT
Power Control Operator
Device status info and metrics
Activation, Updates and Upgrades
MQTT
Cloud-Based UI
Alerts and Events
Event Management Service
Operator Input
Orchestrator
Analytical Service
Telemetry Data Collector
Metrical Processor
Alerting and Notification
Reporting Service
On Call Technician
On Prem
Back-End

Geo-Map, Aggregated Network View


WAVETECH
Map View
Site - Meadowlands, NJ (ID 39428)
PCR (ID 12029)
Real-time - Last 10 minutes
United States
Mexico

Geo-Map, Detailed Network View


WAVETECH
Network Map
Site - Meadowlands, NJ (ID 39428)
PCR (ID 12029)
Last Hour
Alarms total:
20 C 50 M 12 W 25 I
Alarm by equipment:
Ericsson: 18 C 32 M 9 W 10 I
Nokia: 21 C 72 M 12 W 8 I
Honey Brook PCR ID: 39428
Alarms: 20 C Equipment type: Ericsson
Power On Generator
10 Hrs 18 Hrs 31 Hrs
2G 10 Mbps 3G 20 Mbps 4G 30 Mbps
Meadowlands, NJ PCR ID: 90284
Alarms: 12 W Equipment type: Nokia
Power On Battery
2 Hrs 19 Hrs 24 Hrs
2G 12 Mbps 3G 24 Mbps 4G 36 Mbps
Hibernia Park, PA PCR ID: 12029
Alarms: 25 I Equipment type: Motorola
Power On Grid
20 Hrs 45 Hrs 70 Hrs
2G 14 Mbps 3G 28 Mbps 4G 42 Mbps
Phoenixville, PA PCR ID: 90749
Alarms: 50 M Equipment type: Ericsson
Power On Battery
10 Hrs 18 Hrs 31 Hrs
2G 13 Mbps 3G 26 Mbps 4G 38 Mbps
Hastings
Holdrege
McCook
Beatrice
Topeka
Lawrence
Kansas City
Overland Park
Salina
Hutchinson
Dodge City
Garden City
Wichita
Derby
Pittsburg
Joplin
Springfield
Lebanon
Bartlesville
Ponca City
Liberal
Guymon
Lamar
La Junta
Pueblo
Trinidad
Raton
Branson
MISSOU

Detailed Network View

WAVETECH Network Table

Site - Meadowlands, NJ (ID 39428) PCR (ID 12029) Real-time - Last 10 minutes

Search Filter by: Equipment Type 1-50 of 125

Site Name	PCR ID	Equipment Type	Status	Alarms	Alerts	DC Bus Voltage	DC Load Current	Generator Fuel	Battery Current	Battery Capacity	Temperature	Network Traffic Total
Honey Brook	39428	Ericsson	CRITICAL	20 C 50 M 12 W 25 i		48,4 V	6,9 A	47 Hrs	1 ADC	16 Hrs	15 °C	74 Mbps 14 Mbps
Hibernia Park, PA	12029	Nokia	NORMAL	54 C 22 M 34 W 11 i		50,5 V	5,8 A	36 Hrs	2 ADC	28 Hrs	17 °C	85 Mbps 25 Mbps
Meadowlands, NJ	90284	Motorola	MAJOR	13 C 6 M 15 W 17 i		52,6 V	4,7 A	55 Hrs	3 ADC	34 Hrs	21 °C	88 Mbps 31 Mbps
Phoenixville, PA	90749	Ericsson	WARNING	14 C 8 M 21 W 18 i		46,2 V	7,8 A	58 Hrs	1 ADC	20 Hrs	25 °C	60 Mbps 9 Mbps
Hibernia Park, PA	12029	Nokia	NORMAL	28 C 23 M 2 W 13 i		50,5 V	5,8 A	36 Hrs	2 ADC	28 Hrs	17 °C	85 Mbps 25 Mbps

Site View Schematics


WAVETECH
Schematic View
Site - Meadowlands, NJ (ID 39428)
PCR (ID 12029)
Last Hour
Meadowlands. NJ
Site Status: MAJOR
PCR ID: 39428
Outside temperature: +21 °C
Wind speed: 12 km/h
Precipitation: 250 mm
Temperature
16 °C
Generator Fuel INFO
12
47 Hrs
Fuel Level: 2765 L
AC/DC Plant CRITICAL
20
Output Voltage: 0.1 Vdc
Output Current: 0.1 Adc
Output Power: 0.1 W
Conversion Efficiency: 0.1 %
Network Equipment
Equipment type: Nokia
2G
56
MAJOR On
6 Mbit/Sec In
2 Mbit/Sec Out
3G
9
CRITICAL
Off by system
Turn On
4G
14
INFO On
22 Mbit/Sec In
8 Mbit/Sec Out
6
AC Grid WARNING
Voltage: 241 Vdc
Power: 3.7kW
Uptime: 7.4 Days
Last outage: 17min (29Nov2018)
Battery MAJOR
12 Hrs
50
24
6
38
11.47 V
11.67 V
11.59 V
11.64 V
13
Conditioner INFO On
Set temperature 18 °C
Alarms total:
21 C 72 M 12 W 8 I
Alarm by equipment type:
Generator: 14 M
AC Grid: 54 C
AC/DC Plant: 24 C
Conditioner: 15 W
Battery 1: 19 I
Battery 2: 64 C
Battery 3: 7 M
Battery 4: 19 I
2G Router: 21 W
3G Router: 22 C
4G Router: 28 C
WAVETECH
Wavetech © 2018

Site View Telemetry


WAVETECH
Telemetry View
Site - Meadowlands, NJ (ID 39428)
PCR (ID 12029)
Real-time - Last 10 minutes
DC Bus Voltage (Vdc)
NORMAL
48.4 V
DC Load Current
ELEVATED
6.9 A
Generated Fuel
CRITICAL
47 Hrs
Messages
System normal
On Grid
Battery Charged
Generator Off
NOC Clear
Service Clear
Battery Cell Voltages (Vdc)
NORMAL
11.47 V
11.67 V
11.59 V
11.64 V
Battery Current
NORMAL
1 ADC
Battery Capacity
ELEVATED
16 Hrs
Temperature (degC)
NORMAL
25 °C
Network Traffic, 2G (Mbit/Sec)
NORMAL
6 Mbit/Sec In
2 Mbit/Sec Out
Network Traffic, 3G (Mbit/Sec)
NORMAL
16 Mbit/Sec In
7 Mbit/Sec Out
Network Traffic, 4G (Mbit/Sec)
NORMAL
49 Mbit/Sec In
6 Mbit/Sec Out
Network Traffic Total (Mbit/Sec)
NORMAL
74 Mbit/Sec In
17 Mbit/Sec Out
WAVETECH

Alarm and Notification Management View

WAVETECH Alarm View

Site - Meadowlands, NJ (ID 39428) PCR (ID 12029) Real-time - Last 10 minutes

Search Filter by: Low Battery 1-50 of 125

Severity	Site Name	Alarmed Object	Probable Cause	Effect on service	Ticket #	Ticket Status	Ticket ETA	Date and Time
C Critical	Honey Brook	Generator	Low fuel level	Low fuel level	T20181218.0003	New	—	12/18/2018 15:30:47
M Major	Meadowland, NJ	Battery	Low battery	Low battery	T20181217.0004	Tech Assigned	—	12/17/2018 10:44:14
W Warning	Hibernia Park, PA	AC Grid	Wire Breakage	Power failure	T20181216.0005	Pending Tech Assign	—	12/16/2018 18:30:10
N Normal	Phoenixville, PA	Network Equipment	Router Breakage	4G Network Failure	T20181215.0005	En Route	12/18/2018 19:20:05	12/15/2018 19:50:00
I Info	Honey Brook	Conditioner	High Temperature	None	T20181215.0006	Tech Assigned	—	12/15/2018 22:19:23

Ticket Assignment and ETA Tracking



WAVETECH
Site - Meadowlands, NJ (ID 39428)
Julia Hotmail
En_route
Email: jmogilevskaya@hotmail....
More
Tech in Route
Five Points 2009 Fairview RD, Raleigh, NC
Deadline: Nov 28th 18, 12:28 PM...
Start: Nov 27th 18, 12:45 PM +0...
Incident #: INC0000057
Title: Performance problems wit...
Created: Aug 10th 16, 4:14 PM +...
Creator: bertie.luby@example.c...
Tech name: Julia Hotmail
4 / 4
12:34
Follow The Route
Current Status: En Route
Ticket #: INC0000057
You need to be at the address by 2018/11/27 12:45
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WaveTech Mobile Application



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